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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

   We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-86241) pertaining to Superior Financial Corp.'s 401(k) Plan of our report dated January 19, 2001, with respect to the consolidated financial statements included in this Annual Report (Form 10-K) of Superior Financial Corp. for the year ended December 31, 2000.

                                        /s/ Ernst & Young LLP

Little Rock, Arkansas
March 28, 2001